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                            UNITED STATES SECURITIES
                                       AND
                               EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              ____________________

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act to 1934

                        Date of Report: October 19, 2004


                        FIRST OAK BROOK BANCSHARES, INC.


         DELAWARE                     0-14468                   36-3220778
(State or other jurisdiction of     (Commission               (I.R.S. Employer
 incorporation or organization)      File Number)            Identification No.)

                   1400 Sixteenth Street, Oak Brook, IL 60523
                         Telephone Number (630) 571-1050

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition
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On October 19, 2004, First Oak Brook Bancshares, Inc. (the "Company") announced its results of operations for the quarter and nine months ended September 30, 2004. A copy of the Company's press release is furnished herewith as Exhibit
99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits
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     (c)  Exhibits.

          Exhibit       Description
          -------       -----------

          99.1          Press Release issued by First Oak Brook Bancshares, Inc.
                        dated October 19, 2004


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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                FIRST OAK BROOK BANCSHARES, INC.
                                                --------------------------------
                                                         (Registrant)



Date: October 19, 2004                          /S/ROSEMARIE BOUMAN
       ----------------                         --------------------------------
                                                Rosemarie Bouman
                                                Vice President and
                                                Chief Financial Officer